Goodwill	11 Months Ended
Dec. 31, 2019
Disclosure of detailed information about intangible assets [abstract]
Goodwill
Goodwill

	Discuva Limited £000	MuOx Limited £000	Total £000
Cost
At February 1, 2019	1,814	664	2,478
At December 31, 2019	1,814	664	2,478
Accumulated impairment
At February 1, 2019	—	(664)	(664)
At December 31, 2019	—	(664)	(664)
Net book amount
At February 1, 2019	1,814	—	1,814
At December 31, 2019	1,814	—	1,814

	Discuva Limited £000	MuOx Limited £000	Total £000
Cost
At February 1, 2018	1,814	664	2,478
At January 31, 2019	1,814	664	2,478
Accumulated impairment
At February 1, 2018	—	—	—
Impairment	—	(664)	(664)
At January 31, 2019	—	(664)	(664)
Net book amount
At February 1, 2018	1,814	664	2,478
At January 31, 2019	1,814	—	1,814

Goodwill represents the difference between the fair value of the identifiable assets acquired and liabilities assumed and the amount paid in consideration. In accordance with IAS 36 ‘Impairment of Assets,’ the remaining goodwill has been reviewed for impairment and no further provision is considered necessary. The impairment reviews of goodwill undertaken during the financial period and at the period end are included as part of the intangible assets impairment review in Note 15 ‘Intangible assets.’ Goodwill relating to MuOx Limited formed part of the same cash-generating unit as the utrophin program acquired. Goodwill relating to Discuva Limited forms part of the same cash-generating unit as the Discuva Platform acquired.
On December 23, 2017, the Group acquired 100% of the share capital of Discuva Limited a privately held U.K.-based company, resulting in the recognition of £1.8 million of goodwill. Goodwill recognized in respect of Discuva Limited is attributable to the synergies expected with the Group's ongoing business as a result of the acquisition and the existing Discuva Limited workforce (which cannot be separately valued under IFRS accounting standards).